SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): February 11, 2004

                            Structured Products Corp.
                            -------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             001-13668           13-3692801
 --------                             ---------           ----------
(State or other jurisdiction of      (Commission File    (IRS Employer
 incorporation or organization)       Number)             Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                   -------------

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Structured Products Corp., the registrant hereunder, acts as depositor of the CorTS Trust For WorldCom Notes (the "Trust"). The assets of the Trust are certain 6.95% Notes due August 15, 2028 (the "WorldCom Notes") issued by WorldCom, Inc. (the "Debtor"). Pursuant to the trust agreement governing the Trust, the Trust has issued certain trust certificates (the "Certificates").

          U.S. Bank National Association, in its capacity as trustee (the "Trustee") of Trust has received a Notice of Class Action regarding a class action lawsuit (the "Lawsuit") brought in the United States District Court for the Southern District of New York. The Lawsuit alleges that certain defendants (including Salomon Smith Barney, Inc. n/k/a Citigroup Global Markets Inc., which is an affiliate of Structured Products Corp.--the registrant herein) made materially false or misleading statements and omissions regarding the financial condition of WorldCom, Inc. during the period of April 29, 1999 through June 25, 2002. The Lawsuit has been certified to proceed as a class action, with the class (the "Class") consisting of, among other groups, all persons or entities who purchased or otherwise acquired WorldCom Notes between April 29, 1999 and June 25, 2002. As a consequence, the Trustee as a holder of the Notes (on behalf of the Trust) may be considered a party included in such Class.

          The Trustee has notified holders of record of the Certificates that the Trustee has received such Notice of Class Action. The Trustee also has advised Certificateholders that (1) unless a potential class member affirmatively elects in writing by February 20, 2004 to be excluded from the Class, such person or entity shall be considered a Class member in the Lawsuit, (2) the Trustee does not intend to affirmatively elect out of the Lawsuit and (3) if so directed by the requisite number of certificate holders providing indemnifications, the Trustee may elect out of the Lawsuit pursuant to such direction.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.



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Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Not Applicable.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 11, 2004


                                         STRUCTURED PRODUCTS CORP.


                                         By:   /s/ John Dickey
                                            ------------------------------------
                                            Name:  John Dickey
                                            Title: Authorized Signatory






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